Exhibit 10.24

FIFTH AMENDMENT TO LEASE

28159 Avenue Stanford Properties, LLC

10919 Vanowen Street

North Hollywood, CA 91605 Date:

January 26, 2023

Avita Medical Americas, LLC

Attn: Mr. James Corbett, CEO

28159 Avenue Stanford, Suites 200/220

Valencia, CA 91355

Re:

Amendment of Standard Multi-Tenant Office Lease - Gross dated October 3, 2016 ("Office Lease"), between RIF III - Avenue Stanford, LLC, a California limited liability company, predecessor-in-interest to 28159 Avenue Stanford Properties, LLC, a California limited liability company ("Landlord") and Avita Medical Americas, LLC, a Delaware limited liability company ("Tenant"), concerning Suite 220 ("Original Premises") in the building located at 28159 Avenue Stanford, Valencia, CA 91355 ("Building"); as amended by that certain First Amendment to Lease dated December 14, 2016, between Landlord and Tenant ("First Amendment"); as further amended by that certain Second Amendment to Lease dated December 4, 2017 ("Second Amendment") between Landlord and Tenant concerning the Original Premises and Suite 220 ("Expansion Premises") (the Original Premises and Expansion Premises shall be collectively known as the "Premises"); as further amended by that certain Third Amendment to Lease dated November 17, 2020 ("Third Amendment") between Landlord and Tenant concerning the Premises; and as further amended by that certain Fourth Amendment to Lease dated August 25, 2021 ("Fourth Amendment") between Landlord and Tenant concerning the Premises. The Original Lease, First Amendment to Lease, Second Amendment to Lease, Third Amendment to Lease, and Fourth Amendment to Lease shall be collectively known as the "Lease".

Mr. James Corbett:

As additional consideration for Tenant having entered into the Lease with Landlord and for other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord agrees to and does amend the Lease in the following respects.

1.	Extension of Term. Notwithstanding anything to the contrary contained in the Lease, the Term shall be extended for thirty-nine (39) months and expire on October 31, 2026.

2.	Base Rent. Notwithstanding anything to the contrary contained in the Lease, the monthly Base Rent during the extended Term shall be:

		Monthly Base Rent
August l, 2023 -	July 31, 2024	$35,204.38
August 1, 2024 -	July 31, 2025	$36,260.51
August 1, 2025 -	July 31, 2026	$37,348.33
August 1, 2026 -	October 31, 2026	$38,468.78

3.

Rent Credit and/or Tenant Improvement Allowance. Tenant shall have a credit in the amount of Sixty-Nine Thousand Eight Hundred Sixty Dollars ($69,860.00) which may be used for a credit against rent owed during the Term and/or tenant improvements inside the Premises.

4.

Acceptance of Premises In Current Condition. Tenant has been occupying the Premises pursuant to the Lease and as such accepts the Premises its "as-is and where-is" condition. Neither Landlord nor Tenant shall be obligated to construct any improvements in the Premises.

5.

Brokers. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than CBRE, Inc., and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

Except as explicitly set forth in thiss Fifth Amendment to Lease, all defined terms herein shall have the respective meanings as set forth in the Lease and the terms and provisions of the Lease shall be and remain in full force and effect.

[Signatures on Next Page]

Very truly yours,

"Landlord":

28159 Avenue Stanford Properties, LLC,
a California limited liability company

By:	FREDMORE, LLC,
a California limited liability company

	By:	The Rosenthal Revocable Trust
dated 6/3/03, its sole member

The Foregoing Is Accepted And Agreed To:

"Tenant":

Avita Medical Americas, LLC,

a Delaware limited liability company

Date: 2/1/2023

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